EXHIBIT 10.2

VOTING AGREEMENT

This Voting Agreement (“Agreement”) is made and entered into as of February 20, 2008, by and between Kratos Defense & Security Solutions, Inc., a Delaware corporation (the “Parent”) and, the undersigned shareholder (“Shareholder”) of SYS, a California corporation (the “Company”).  Certain capitalized terms used in this Agreement that are not defined herein shall have the meaning given to such terms in the Merger Agreement (as defined below).

RECITALS

WHEREAS, Shareholder is the holder of record and the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of certain shares of common stock of the Parent;

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, White Shadow, Inc., a California corporation and wholly owned subsidiary of Parent (“Merger Sub”) and the Company are entering into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) which provides, upon the terms and subject to the conditions set forth therein, for the merger of Merger Sub with and into the Company (the “Merger”); and

WHEREAS, as a condition and inducement to Parent’s willingness to enter into the Merger Agreement, Shareholder has agreed to execute and deliver this Agreement.

NOW, THEREFORE, the parties to this Agreement, intending to be legally bound, agree as follows:

1. Agreement to Vote Shares. Prior to the Termination Date, at every meeting of the shareholders of the Company called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of the shareholders of the Company with respect to any of the following, Shareholder shall vote the Subject Securities:  (a) in favor of approval and adoption of the Merger and the Merger Agreement and in favor of any matter that could reasonably be expected to facilitate the Merger, (b) against any proposal for any Acquisition Transaction, other than the Merger, between the Company and any person or entity (other than Parent or Merger Sub) and (c) against any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or which could result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled.

2. Irrevocable Proxy. Concurrently with the execution of this Agreement, Shareholder agrees to deliver to Parent a proxy in the form attached hereto (the “Proxy”), which shall be irrevocable to the extent provided in Section 705 of the California General Corporation Law, with respect to the shares referred to therein.

3. Agreement to Retain Shares.

(a) Restriction on Transfer.  Except as otherwise provided in Section 3(c), during the period from the date of this Agreement through the Termination Date, Shareholder shall not, directly or indirectly, cause or permit any Transfer of any of the Subject Securities to be effected.

(b) Restriction on Transfer of Voting Rights.  During the period from the date of this Agreement through the Termination Date, Shareholder shall ensure that:  (a) none of the Subject Securities is deposited into a voting trust; and (b) no proxy (other than the Proxy granted herein) is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities.

(c) Permitted Transfers.  Section 3(a) shall not prohibit a transfer of Company Common Stock by Shareholder (a) if Shareholder is an individual, (i) to any member of Shareholder’s immediate family, or to a trust for the benefit of Shareholder or any member of Shareholder’s immediate family, or (ii) upon the death of Shareholder, or (b) if Shareholder is a partnership or limited liability company, to one or more partners or members of Shareholder or to an affiliated corporation under common control with  Shareholder; provided, however, that a transfer referred to in this sentence shall be permitted only if, as a precondition to such transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to Parent, to be bound by the terms of this Agreement and delivers a proxy to Parent in substantially the form of the Proxy attached hereto.

4. Waiver of Appraisal Rights. Shareholder hereby irrevocably and unconditionally waives any rights of appraisal, any dissenters’ rights and any similar rights relating to the Merger or any related transaction that Shareholder may have by virtue of any outstanding shares of Company Common Stock Owned by Shareholder.

5. Representations, Warranties and Covenants of Shareholder. Shareholder hereby represents and warrants to Parent as follows:

(a) Due Authorization, Etc.  All consents, approvals, authorizations and orders necessary for the execution and delivery by Shareholder of this Agreement and the Proxy have been obtained, and Shareholder has full right, power and authority to enter into this Agreement and the Proxy.  This Agreement and the Proxy have been duly executed and delivered by Shareholder and constitute valid and binding agreements of Shareholder enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally and subject to general principles of equity.

(b) No Conflict.  The execution and delivery of this Agreement and the Proxy by Shareholder do not, and the performance of this Agreement and the Proxy by Shareholder will not (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Shareholder or by which he or it or any of his or its properties is or may be bound or affected; or (ii) result in or constitute any breach of or default under, or give to any other Person any right of termination, amendment, acceleration or cancellation of, or result in the creation of any encumbrance or restriction on any of the Subject Securities pursuant to, any contract to which Shareholder is a party or by which Shareholder or any of his or its affiliates or properties is or may be bound or affected.

(c) Title to Securities.  As of the date of this Agreement:  (a) Shareholder holds of record (free and clear of any encumbrances or restrictions) the number of outstanding shares of Company Common Stock set forth under the heading “Shares Held of Record” on the signature page hereof; (b) Shareholder holds (free and clear of any encumbrances or restrictions) the options, warrants and other rights to acquire shares of Company Common Stock set forth under the heading “Options and Other Rights” on the signature page hereof; (c) Shareholder Owns the additional securities of the Parent set forth under the heading “Additional Securities Beneficially Owned” on the signature page hereof; and (d) Shareholder does not directly or indirectly Own any shares of capital stock or other securities of the Parent, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of the Parent, other than the shares and options, warrants and other rights set forth on the signature page hereof.

(d) Accuracy of Representations.  The representations and warranties contained in this Agreement are accurate in all respects as of the date of this Agreement, and will be accurate in all respects at all times through the Termination Date.

6. Additional Covenants of Shareholder.

(a) Further Assurances.  From time to time and without additional consideration, Shareholder shall (at Shareholder’s sole expense) execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall (at Shareholder’s sole expense) take such further actions, as Compnay may request for the purpose of carrying out and furthering the intent of this Agreement.

7. Miscellaneous.

(a) Survival of Representations, Warranties and Agreements.  All representations and warranties made by Shareholder in this Agreement shall survive (i) the consummation of the Merger, and (ii) the Termination Date.

(b) Assignment; Binding Effect.  Except as provided herein, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Shareholder, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void.  Subject to the preceding sentence, this Agreement shall be binding upon Shareholder and his heirs, estate, executors and personal representatives and his or its successors and assigns, and shall inure to the benefit of Parent and its successors and assigns.  Without limiting any of the restrictions set forth in Section 3(a) or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Subject Securities are transferred.  Nothing in this Agreement is intended to confer on any Person (other than Parent and its successors and assigns) any rights or remedies of any nature.

(c) Specific Performance.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the Proxy were not performed in accordance with its specific terms or were otherwise breached.  Shareholder agrees that, in the event of any breach or threatened breach by Shareholder of any covenant or obligation contained in this Agreement or in the Proxy, Parent shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach.  Shareholder further agrees that neither Parent nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 7(c), and Shareholder irrevocably waives any right he or it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

(d) Waiver.  No failure on the part of Parent to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of Parent in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.  Parent shall not be deemed to have waived any claim available to Parent arising out of this Agreement, or any power, right, privilege or remedy of Parent under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

(e) Governing Law; Venue.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts or choice of law.  Any legal action or other legal proceeding relating to this Agreement or the Proxy or the enforcement of any provision of this Agreement or the Proxy may be brought or otherwise commenced in any state or federal court located in the State of Delaware.  Shareholder:

(i) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in the State of Delaware in connection with any such legal proceeding;

(ii) agrees that service of any process, summons, notice or document by U.S. mail addressed to him or it at the address set forth on the signature page hereof shall constitute effective service of such process, summons, notice or document for purposes of any such legal proceeding;

(iii) agrees that each state and federal court located in the State of Delaware shall be deemed to be a convenient forum; and

(iv) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the State of Delaware, any claim that Shareholder is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court.

Nothing contained in this Section 7(e) shall be deemed to limit or otherwise affect the right of Parent to commence any legal proceeding or otherwise proceed against Shareholder in any other forum or jurisdiction.

HOLDER IRREVOCABLY WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR THE PROXY OR THE ENFORCEMENT OF ANY PROVISION OF THIS AGREEMENT OR THE PROXY.

(f) Counterparts.  This Agreement may be executed in two or more counterparts (including by facsimile), each of which shall be deemed an original and all of which together shall constitute one instrument.

(g) Entire Agreement.  This Agreement, the Proxy and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto.  No addition to or modification of any provision of this Agreement shall be binding upon either party unless made in writing and signed by both parties.

(h) Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(i) Notices.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth below, or as subsequently modified by written notice.

(j) Attorneys’ Fees.  If any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement is brought against Shareholder, the prevailing party shall be entitled to recover reasonable attorneys’ fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

(k) Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable.  In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(l) Construction.

(i) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(ii) The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(iii) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(iv) Except as otherwise indicated, all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and Exhibits to this Agreement.

8. Certain Definitions. For purposes of this Agreement,

(a) “Company Common Stock” shall mean the common stock, par value $0.001 per share, of the Company.

(b) Shareholder shall be deemed to “Own” or to have acquired “Ownership” of a security if Shareholder is the “beneficial owner” within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934 of such security.

(c) “Person” shall mean any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) Governmental Body.

(d) “Subject Securities” shall mean: (i) all securities of the Company (including all shares of Company Common Stock and all, options, warrants and other rights to acquire shares of Company Common Stock) Owned by Shareholder as of the date of this Agreement; and (ii) all additional securities of the Company (including all additional shares of Company Common Stock and all additional options, warrants and other rights to acquire shares of Company Common Stock) of which Shareholder acquires Ownership during the period from the date of this Agreement through the Termination Date.

(e) The term “Termination Date” means the earlier to occur of the date of the consummation of the transactions contemplated by the Merger Agreement or the date the Merger Agreement terminates in accordance with its terms.

(f) A Person shall be deemed to have a effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than Parent; (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than Parent; or (iii) reduces such Person’s beneficial ownership of, interest in or risk relating to such security.

[Signature page follows.]

The parties have caused this Agreement to be duly executed on the date first above written.

PARENT:

Kratos Defense & Security Solutions, Inc.

By:
Name: Eric M. DeMarco
Title: Chief Executive Officer, President

Address for notices:

4810 Eastgate Mall
San Diego, CA  92121

SHAREHOLDER:

_________________________________
Name:

Address for notices:

Shares Held of Record	Options and Other Rights	Shares Beneficially Owned

IRREVOCABLE PROXY

The undersigned shareholder (the “Shareholder”) of SYS., a California corporation (the “Company”), hereby irrevocably (to the full extent permitted by Section 705 of the California General Corporation Law) appoints Eric M. DeMarco, Chief Executive Officer and President and Deanna H. Lund, Senior Vice President and Chief Financial Officer of Kratos Defense & Security Solutions, Inc., a Delaware corporation (the “Parent”), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights expressly provided herein (to the full extent that the undersigned is entitled to do so) with respect to (i) the outstanding shares of capital stock of the Company owned of record by the Shareholder as of the date of this proxy (the “Proxy”), which shares are specified on the final page of this Proxy, and (ii) any and all other shares of capital stock of the Company which the Shareholder may acquire on or after the date hereof.  (The shares of the capital stock of the Company referred to in clauses “(i)” and “(ii)” of the immediately preceding sentence are collectively referred to as the “Shares.”)  Upon the undersigned’s execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares at any time prior to the Termination Date (as defined below).

This Proxy is irrevocable (to the extent permitted by Section 705 of the California General Corporation Law), is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith, by and between Parent and the undersigned Shareholder, and is granted in consideration of Parent entering into that certain Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), of even date herewith, by and among the Company, Parent and White Shadow, Inc., a California corporation (“Merger Sub”).  The Merger Agreement provides for the merger of Merger Sub with and into the Company (the “Merger”).  As used herein, the term “Termination Date” shall mean the earlier to occur of (i) the date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, or (ii) the date the Merger Agreement shall terminate in accordance with its terms.

The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Termination Date, to act as the undersigned’s attorney and proxy to vote the Shares, and to exercise all voting and other rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to Section 603 of the California General Corporation Law), at every annual, special or adjourned meeting of the Stockholders of the Company and in every written consent in lieu of such meeting:  (i) in favor of approval and adoption of the Merger and the Merger Agreement and in favor of any matter that could reasonably be expected to facilitate the Merger, (ii) against any proposal for any Acquisition Transaction, other than the Merger, between the Company and any person or entity (other than Parent or Merger Sub) and (iii) against any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or which could result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled.

The Shareholder may vote the Shares on all other matters not referred to in this Proxy, and the attorneys and proxies named above may not exercise this Proxy with respect to such other matters.

This Proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the Shareholder (including any transferee of any of the Shares).

If any provision of this Proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Proxy.  Each provision of this Proxy is separable from every other provision of this Proxy, and each part of each provision of this Proxy is separable from every other part of such provision.

Dated: February 20, 2008

(Signature of Shareholder)

(Print Name of Shareholder)

Number of shares of common stock of the Company owned of record as of the date of this Proxy: